Exhibit 99.3

TEAM, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

The Unaudited Pro Forma Condensed Combined Consolidated Financial Statements (referred to as the “pro forma financial statements”) have been primarily derived from the historical consolidated financial statements of Team, Inc., (“Team,” “we,” “our” or “us”), Qualspec Group LLC (“Qualspec”) and Furmanite Corporation (“Furmanite”). Team acquired Qualspec and Furmanite on July 7, 2015 and February 29, 2016, respectively. The pro forma financial statements consist of the Unaudited Pro Forma Condensed Combined Consolidated Statements of Income (referred to as the “pro forma statements of income”) for the year ended May 31, 2015, the seven-month transition period ended December 31, 2015 and the six months ended June 30, 2016. The pro forma statements of income give effect to the Qualspec and Furmanite acquisitions as if both acquisitions were consummated on June 1, 2014. No pro forma balance sheet is presented as both acquisitions are already reflected in Team’s most recent consolidated balance sheet filed with the Securities and Exchange Commission (“SEC”).

Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in connection with the pro forma financial statements.

The pro forma financial statements have been presented for illustrative purposes only. Therefore, the pro forma financial statements are not necessarily indicative of the results of operations that would have been achieved had the pro forma events taken place on the dates indicated, or the future consolidated results of operations of the combined company. The pro forma financial statements are provided for the limited purpose of presenting what the results of operations of the combined businesses of Qualspec, Team and Furmanite might have looked like had the acquisitions taken place at an earlier date and should not be relied upon for any other purpose.

The following pro forma financial statements should be read in conjunction with:

•	the accompanying notes to the pro forma financial statements;

•
the separate audited historical consolidated financial statements of Team as of December 31, 2015, May 31, 2015 and May 31, 2014 and for the seven months ended December 31, 2015 and for the years ended May 31, 2015, 2014 and 2013, included in Team’s Transition Report on Form 10-K filed with the SEC on March 15, 2016;

•
the separate audited historical consolidated financial statements of Qualspec as of and for the years ended December 31, 2014, 2013 and 2012, included in Team’s Current Report on Form 8-K/A filed with the SEC on September 21, 2015;

•
the separate unaudited condensed consolidated financial statements of Qualspec as of and for the six months ended June 30, 2015 and 2014, included in Team’s Current Report on Form 8-K filed with the SEC on October 11, 2016; and

•
the separate audited historical consolidated financial statements of Furmanite as of and for the year ended December 31, 2015, included in Team’s Current Report on Form 8-K filed with the SEC on October 11, 2016;

TEAM, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF INCOME
Year Ended May 31, 2015
(in thousands, except per share data)

	Team Historical Twelve Months Ended May 31, 2015	Qualspec Historical Twelve Months Ended March 31, 2015	Pro Forma Adjustments Qualspec Acquisition		Furmanite Historical Twelve Months Ended June 30, 2015	Pro Forma Adjustments Furmanite Acquisition		Team Pro Forma
		Unaudited	Unaudited		Unaudited	Unaudited		Unaudited
Revenues	$842,047	$170,425	—		$400,415	$(40,960)	k	$1,371,927
Operating expenses	584,054	116,405	—		283,130	(26,285)	g	957,304
Gross margin	257,993	54,020	—		117,285	(14,675)		414,623

Depreciation and amortization expense	—	—	—		11,575	(11,575)	g	—
Selling, general and administrative expenses	189,528	40,026	1,776	a	87,011	2,569	g	320,910
Operating income	68,465	13,994	(1,776)		18,699	(5,669)		93,713

Interest expense, net	2,489	2,880	2,874	b	1,903	151	h	10,297
Management fees	—	720	(720)	c	—	—		—
Other non-operating expenses	—	12,561	(10,500)	d	566	(723)	l	1,904
Loss on investment in Venezuela	1,177	—	—		—	—		1,177
Foreign currency loss	1,509	—	—		—	723	l	2,232
Income (loss) from continuing operations before income taxes	63,290	(2,167)	6,570		16,230	(5,820)		78,103

Less: Provision for income taxes	22,793	1,629	(43)	e	6,676	(2,927)	e	28,128
Income (loss) from continuing operations	40,497	(3,796)	6,613		9,554	(2,893)		49,975

Less: Income (loss) attributable to non-controlling interest	427	(189)	189	f	—	—		427
Income (loss) from continuing operations available to shareholders	$40,070	$(3,607)	$6,424		$9,554	$(2,893)		$49,548

Income from continuing operations per share:

Basic	$1.95							$1.73
Diluted	$1.85							$1.66

Weighted-average shares outstanding:

Basic	20,500					8,208	i	28,708
Diluted	21,651					8,286	i	29,937

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

TEAM, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF INCOME
Seven Months Ended December 31, 2015
(in thousands, except per share data)

	Team Historical Seven Months Ended December 31, 2015	Qualspec Historical June 1, 2015 through July 6, 2015	Pro Forma Adjustments Qualspec Acquisition		Furmanite Historical Seven Months Ended December 31, 2015	Pro Forma Adjustments Furmanite Acquisition		Team Pro Forma
		Unaudited	Unaudited		Unaudited	Unaudited		Unaudited
Revenues	$571,718	$17,835	—		$238,860	$(40,499)	k	$787,914
Operating expenses	409,391	12,342	—		178,477	(30,585)	g	569,625
Gross margin	162,327	5,493	—		60,383	(9,914)		218,289

Depreciation and amortization expense	—	—	—		6,964	(6,964)	g	—
Selling, general and administrative expenses	142,643	4,030	(3,390)	a	48,251	(5,795)	g	185,739
Loss on revaluation of contingent consideration	522	—	—		—	—		522
Operating income	19,162	1,463	3,390		5,168	2,845		32,028

Interest expense, net	4,898	260	287	b	944	254	h	6,643
Management fees	—	145	(145)	c	—	—		—
Other non-operating expenses	—	17,887	(17,887)	d	363	(562)	l	(199)
Foreign currency loss	813	—	—		—	562	l	1,375
Income (loss) from continuing operations before income taxes	13,451	(16,829)	21,135		3,861	2,591		24,209

Less: Provision for income taxes	4,573	60	1,404	e	1,486	707	e	8,230
Income (loss) from continuing operations	8,878	(16,889)	19,731		2,375	1,884		15,979

Less: Income (loss) attributable to non-controlling interest	—	(840)	840	f	—	—		—
Income (loss) from continuing operations available to shareholders	$8,878	$(16,049)	$18,891		$2,375	$1,884		$15,979

Income from continuing operations per share:

Basic	$0.43							$0.55
Diluted	$0.41							$0.54

Weighted-average shares outstanding:

Basic	20,852					8,208	i	29,060
Diluted	21,425					8,286	i	29,711

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

TEAM, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF INCOME
Six Months Ended June 30, 2016
(in thousands, except per share data)

	Team Historical Six Months Ended June 30, 2016	Furmanite Historical January 1, 2016 through February 29, 2016 (acquisition date)	Pro Forma Adjustments Furmanite Acquisition		Team Pro Forma
	Unaudited	Unaudited	Unaudited		Unaudited
Revenues	$587,294	$54,133	$(10,363)	k	$631,064
Operating expenses	422,619	43,346	(7,563)	g	458,402
Gross margin	164,675	10,787	(2,800)		172,662

Depreciation and amortization expense	—	1,956	(1,956)	g	—
Selling, general and administrative expenses	155,863	18,340	(14,362)	g	159,841
Loss on revaluation of contingent consideration	2,184	—	—		2,184
Operating income (loss)	6,628	(9,509)	13,518		10,637

Interest expense (income), net	6,343	803	(466)	h	6,680
Other non-operating expenses	(99)	(975)	959	l	(115)
Foreign currency gain	(39)	—	(959)	l	(998)
Income (loss) from continuing operations before income taxes	423	(9,337)	13,984		5,070

Less: Provision (benefit) for income taxes	13	(3,436)	5,299	j	1,876
Income (loss) from continuing operations	410	(5,901)	8,685		3,194

Less: Income (loss) attributable to non-controlling interest	—	—	—		—
Income (loss) from continuing operations available to shareholders	$410	$(5,901)	$8,685		$3,194

Income from continuing operations per share:

Basic	$0.01				$0.11
Diluted	$0.01				$0.11

Weighted-average shares outstanding:

Basic	26,738		2,706	i	29,444
Diluted	26,808		2,732	i	29,540

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

TEAM, INC. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Description of Transactions

On July 7, 2015, we acquired 100% of Qualspec for total cash consideration of $255.5 million. Qualspec is a leading provider of non-destructive testing services in the United States, with significant operations in the West Coast, Gulf Coast and Mid-Western areas of the country.

On February 29, 2016, we acquired 100% of Furmanite, one of the world’s largest industrial mechanical services companies, in a stock transaction in which Furmanite shareholders received 0.215 shares of Team common stock for each share of Furmanite common stock they owned. Total consideration for the transaction was $282.3 million, comprised of $211.5 million in common stock and converted share-based payment awards and $70.8 million of cash. The cash portion of the consideration was associated with amounts we paid, immediately prior to the closing of the acquisition, to settle Furmanite’s outstanding debt and certain related liabilities.

Note 2. Basis of Pro Forma Presentation

The pro forma statements of income for the year ended May 31, 2015, the seven months ended December 31, 2015 and the six months ended June 30, 2016, each gives effect to the Qualspec and Furmanite acquisitions as if the acquisitions were both consummated on June 1, 2014. No pro forma balance sheet is presented as both acquisitions are already reflected in Team’s most recent consolidated balance sheet filed with the SEC.

The pro forma statements of income are derived from:

•	the historical consolidated statements of income (audited) of Team for the year ended May 31, 2015 and for the seven months ended December 31, 2015;

•	the historical consolidated statement of income (unaudited) of Team for the six months ended June 30, 2016;

•	the historical consolidated statement of income (audited) of Qualspec for the year ended December 31, 2014;

•	the historical consolidated statements of income (unaudited) of Qualspec for the three months ended March 31, 2015 and 2014 and for the period from June 1, 2015 through July 7, 2015;

•	the historical consolidated statement of income (audited) of Furmanite for the year ended December 31, 2015; and

•
the historical consolidated statements of income (unaudited) of Furmanite for the three and six months ended June 30, 2015 and 2014, for the month ended June 30, 2015 and for the two months ended February 29, 2016;

On November 10, 2015, Team announced a change in its fiscal year end from May 31 to December 31. Qualspec’s and Furmanite’s historical financial statements reflect a December 31 fiscal year. The pro forma statement of income for the year ended May 31, 2015 includes Qualspec’s historical results for the twelve months ended March 31, 2015 and Furmanite’s historical results for the twelve months ended June 30, 2015. The pro forma statement of income for the seven months ended December 31, 2015 includes Qualspec’s historical results for the period from June 1, 2015 through July 6, 2015 and Furmanite’s historical results for the seven months ended December 31, 2015. Qualspec’s results from the Qualspec acquisition date through December 31, 2015 are included in Team’s historical results for the seven months ended December 31, 2015. The pro forma statement of income for the six months ended June 30, 2016 includes Furmanite’s historical results for the two months ended February 29, 2016. Furmanite’s results from the acquisition date through June 30, 2016 are included in Team’s historical results for the six months ended June 30, 2016. Discontinued operations reported in the historical financial statements are excluded from the pro forma statements of income for all periods presented.

Qualspec’s results for the two month period ended May 31, 2015 are excluded from the pro forma statements of income. There were no significant transactions outside the ordinary course of business for Qualspec during this period. Furmanite’s results for the one month period ended June 30, 2015 are included in both the pro forma statement of income for the year ended May 31, 2015 and in the pro forma statement of income for the seven months ended December 31, 2015. There were no significant transactions outside the ordinary course of business for Furmanite during this period. Furmanite’s revenues and income from continuing operations for the one month ended June 30, 2015 were approximately $35.1 million and $0.7 million, respectively.

The historical consolidated financial information has been adjusted in the pro forma financial statements to give effect to pro forma events for Qualspec and Furmanite that are: (i) directly attributable to the Qualspec or Furmanite acquisitions; (ii) factually supportable; and (iii) expected to have a continuing impact on the combined results of Team, Qualspec and Furmanite. Assumptions and estimates underlying the pro forma adjustments are described in these notes, which should be read in conjunction with the pro forma financial statements. In the opinion of Team management, all adjustments have been made that are necessary to present fairly, in accordance with Regulation S-X, the pro forma statements of income.

Certain pro forma adjustments are as a result of applying Accounting Standards Codification 805, Business Combinations, which requires application of the acquisition method, which involves a determination of the fair value of the assets and liabilities acquired. For additional information about the purchase price allocation of the Qualspec and Furmanite acquisitions, refer to Team’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 filed with the SEC. With regard to the Furmanite acquisition, the adjustments reflected in the pro forma statements of income are based on Team’s preliminary estimated purchase price allocation, which is subject to change pending additional review of the assets acquired and liabilities assumed. Accordingly, there can be no assurance that any revisions to estimates will not result in material changes to the information presented herein.

As part of our acquisition of Furmanite, we acquired a pipeline inspection business that primarily performs process management inspection services to contractors and operators participating primarily in the midstream oil and gas market in the United States. This business, which we intend to sell, is reported as a discontinued operation in Team’s historical consolidated financial statements beginning on the Furmanite acquisition date, in accordance with generally accepted accounting principles in the United States. However, in the Furmanite historical financial statements, this business is reported as part of continuing operations, as it did not previously meet the criteria for being reported as a discontinued operation. Therefore, the pro forma statements of income included herein reflect pro forma adjustments to remove the historical activity of this business from the Furmanite historical results.

Transaction costs associated with the acquisitions, including acquisition-related integration costs, reflected in the historical financial statements have been excluded from the pro forma statements of income. The pro forma financial statements do not include any adjustments to reflect the potential synergies that may be achieved in the acquisitions or any strategies that Team’s management may consider in order to more efficiently manage the on-going operations of the combined company.

Transactions between Team and Qualspec during the periods presented in the pro forma statements of income have been eliminated as if Team and Qualspec were consolidated affiliates during the period. Prior to the Furmanite acquisition date, there were no significant transactions between Team and Furmanite during the periods presented in these pro forma financial statements.

Note 3. Adjustments to Pro Forma Financial Statements

The pro forma adjustments included in the pro forma financial statements are as follows:

(a) Adjust depreciation and amortization of the acquired Qualspec assets and elimination of acquisition-related transaction and integration costs associated with the Qualspec acquisition (in thousands):

	Twelve Months Ended	Seven Months Ended
	May 31, 2015	December 31, 2015
Remove historical depreciation and amortization of Qualspec	$(7,862)	$(786)
Depreciation and amortization reflecting post-acquisition valuation of property, plant and equipment and finite-lived intangible assets acquired	10,024	1,002
Acquisition-related transaction and integration expenses	(386)	(3,606)
Total	$1,776	$(3,390)

(b) Record adjustment to interest expense based on annual interest expense associated with incremental acquisition-related Team debt of approximately $260.3 million used to fund the acquisition of Qualspec less retired Qualspec debt of $45.5 million (in thousands):

	Twelve Months Ended	Seven Months Ended
	May 31, 2015	December 31, 2015
Interest expense for incremental debt	$5,754	$575
Remove historical interest expense related to retired Qualspec debt	(2,880)	(288)
Net adjustment to interest expense	$2,874	$287

(c) Adjust for management fees paid by Qualspec to previous ownership.

(d) Elimination of non-routine legal costs related to a settlement completed in advance of Qualspec transaction.

(e) Adjust the overall pro-forma effective tax rate to reflect the Team consolidated effective tax rate.

(f) Eliminate loss associated with non-controlling interest purchased at acquisition.

(g) Reclassify Furmanite depreciation and amortization expense to conform to Team presentation, adjust depreciation and amortization of the acquired Furmanite assets, remove activity of acquired Furmanite business that is classified as discontinued operations by Team and eliminate acquisition-related transaction and integration costs related to the Furmanite acquisition (in thousands):

	Twelve Months Ended			Seven Months Ended			Six Months Ended
	May 31, 2015			December 31, 2015			June 30, 2016
	Depr. & amort. expense	Operating Expenses	Selling, general & admin. expenses	Depr. & amort. expense	Operating Expenses	Selling, general & admin. expenses	Depr. & amort. expense	Operating Expenses	Selling, general & admin. expenses
Reclassify Furmanite historical depreciation and amortization to conform to Team presentation	$(11,575)	$8,104	$3,471	$(6,964)	$4,928	$2,036	$(1,956)	$1,390	$566
Remove historical depreciation and amortization of Furmanite	—	(8,104)	(3,471)	—	(4,928)	(2,036)	—	(1,390)	(566)
Depreciation and amortization reflecting post-acquisition valuation of property, plant and equipment and finite-lived intangibles acquired	—	11,271	4,827	—	6,645	2,745	—	1,907	776
Discontinued operations - acquired Furmanite business	—	(37,556)	(1,741)	—	(37,230)	(1,246)	$—	(9,470)	(515)
Acquisition-related transaction and integration costs included in Team historical results	—	—	—	—	—	(3,000)	—	—	(4,655)
Acquisition-related transaction and integration costs included in Furmanite historical results	—	—	(517)	—	—	(4,294)	—	—	(9,968)
Total	$(11,575)	$(26,285)	$2,569	$(6,964)	$(30,585)	$(5,795)	$(1,956)	$(7,563)	$(14,362)

(h) Record adjustment to interest expense based on annual interest expense associated with incremental acquisition-related Team debt of approximately $71.5 million used to retire Furmanite’s existing debt (in thousands):

	Twelve Months Ended	Seven Months Ended	Six Months Ended
	May 31, 2015	December 31, 2015	June 30, 2016

Interest expense for incremental acquisition-related debt	$2,054	$1,198	$337
Remove historical interest expense related to retired Furmanite debt	(1,903)	(944)	(803)
Net adjustment to interest expense	$151	$254	$(466)

(i) Reflects an adjustment to the historical weighted-average number of shares of Team common stock outstanding to reflect the issuance of 8.2 million additional shares of Team common stock issued to Furmanite shareholders as part of the purchase consideration, assuming such shares were issued as of June 1, 2014 and were outstanding during the entire period for each of the periods presented. The pro forma diluted weighted-average shares outstanding reflect an additional adjustment for the estimated effect of the incremental dilution related to the Furmanite converted share-based awards.

(j) Apply an estimated 37% tax rate to the pro forma adjustments. As the Team historical consolidated effective tax rate for the six months ended June 30, 2016 was impacted by the effects of discrete items and the relatively low level of pre-tax income, a more representative rate of 37% was assumed.

(k) Eliminate revenues related to acquired Furmanite business classified as discontinued operations by Team.

(l) Reclassify Furmanite's foreign currency loss (gain) amounts to conform to Team’s presentation.